SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A-2



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 18, 1996



                        BEACON PROPERTIES CORPORATION
            (Exact name of Registrant as specified in its Charter)

                                   Maryland
                           (State of Incorporation)

                   1-12926                                    04-3224258
           (Commission File Number)                   (IRS Employer Id. Number)

               50 Rowes Wharf
            Boston, Massachusetts                               02110
   (Address of principal executive offices)                   (Zip Code)


                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits
    (b) Pro Forma Financial Statements


    Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 (Unaudited)

    Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1996 (Unaudited)

    Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995 (Unaudited)

    (c) Exhibits


    2.1 Purchase and Sale Contract between New England Executive Park Limited Partnership, et al and Beacon Properties, L.P., dated as of November 1, 1996.

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


   The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of September 30, 1996, is presented as if the acquisition of the Rosslyn, Virginia Portfolio and the Pending Acquisitions had occurred on September 30, 1996. The pro forma Condensed Consolidated Statements of Operations are presented as if the Offering, the acquisition of the Properties acquired since January 1, 1995 (including Perimeter Center, New York Life and the Fairfax Virginia Portfolios and related assumption of debt) and the closing of the MetLife Mortgage loan, the acquisition of the Fourth Quarter 1996 Acquisitions had occurred as of January 1, 1995; the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.


   In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                        BEACON PROPERTIES CORPORATION
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1996
                                 (Unaudited)

                                                Beacon
                                              Properties
                                              Corporation        Pro Forma         Pro Forma
                                             (Historical)       Adjustments      Consolidated
                                             ------------       -----------      ------------
                                                          (dollars in thousands)
                  Assets
Real estate, net                              $  974,676         $352,050(A)      $1,326,726
Deferred financing and leasing costs, net         15,908                              15,908
Cash and cash equivalents                         16,751            3,810(B)          20,561
Mortgage notes receivable                         51,490                              51,490
Other assets                                      29,292           (9,000)(C)         20,292
Investments in and note receivable from
  joint ventures and corporations                 55,890                              55,890
                                              ----------         --------         ----------
    Total assets                              $1,144,007         $346,860         $1,490,867
                                              ==========         ========         ==========
   Liabilities and Stockholders' Equity
Mortgage notes payable                        $  440,526                          $  440,526
Note payable, Credit Facility                     18,000               --(D)          18,000
Other liabilities                                 27,293                              27,293
Investment in joint venture                       24,467                              24,467
                                              ----------                          ----------
    Total liabilities                            510,286                             510,286
Minority interest in Operating Partnership        70,098                              70,098
Stockholders' equity                             563,623          346,860(E)         910,483
                                              ----------         --------         ----------
    Total liabilities and stockholders'
      equity                                  $1,144,007         $346,860         $1,490,867
                                              ==========         ========         ==========

Notes:

  (A) Acquisition of Rosslyn, Virginia Portfolio, New England Executive Park, 10960 Wilshire Boulevard and 245 First Street.


  (B) Excess proceeds.


  (C) Application of deposits.


  (D) Credit Facility utilized to acquire certain properties ($175,000) net of proceeds ($175,000) from Offering.



  (E) Net increase in stockholders' equity:


       Proceeds of Offering       $369,000
      Expenses of Offering         (22,140)
                                  --------
                                  $346,860
                                  ========

                        BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1996
                                 (Unaudited)

                                            Beacon
                                          Properties                  New York Life   Fourth Quarter
                                          Corporation    Perimeter    and Fairfax Va.      1996          Pro Forma    Pro Forma
                                           Historical    Center (A)   Portfolios (B)   Acquisitions (G)  Adjustments  Consolidated
                                          -----------    ---------    --------------  -----------------  -----------  ------------
                                                         (dollars in thousands except per share amounts and shares outstanding)

Revenue:
  Rental income                             $ 97,308       $6,420       $19,098          $34,118                        $156,944
  Management fees                              2,248                                                                       2,248
  Recoveries from tenants                     11,001          304         3,788            3,156                          18,249
  Mortgage interest income                     3,567                                                      $611(H)          4,178
  Other income                                 7,585          208           845            2,639                          11,277
                                            --------       ------       -------          -------           -----         ---------
    Total revenue                            121,709        6,932        23,731           39,913             611         192,896
                                            --------       ------       -------          -------           -----         ---------

Expenses:
  Property expenses                           24,607        1,562         4,875           10,195                          41,239
  Real estate taxes                           12,491          591         1,708            3,452                          18,242
  General and administrative                  11,963          378           812            1,496             250(I)       14,899
  Mortgage interest expense                   20,739        1,461(C)      2,912(F)                          (462)(J)      24,650
  Interest--amortization of
    financing costs                            1,618           15(D)                                                       1,633
  Depreciation and
    amortization                              21,737        1,196(E)      4,374(E)         7,921(E)                       35,228
                                            --------       ------       -------          -------           -----         ---------
    Total expenses                            93,155        5,203        14,681           23,064            (212)        135,891
                                            --------       ------       -------          -------           -----         ---------
Income from operations                        28,554        1,729         9,050           16,849             823          57,005
Equity in net income of joint ventures
  and corporations                             2,053                                                                       2,053(1)
                                            --------       ------       -------          -------           -----         ---------
Income before minority interest               30,607        1,729         9,050           16,849             823          59,058
Minority interest in Operating Partnership    (4,231)                                                     (1,756)(K)      (5,987)
                                            --------       ------       -------          -------           -----         ---------
Net income before extraordinary items       $ 26,376       $1,729       $ 9,050          $16,849           ($933)        $53,071(2)
                                            ========       ======       =======          =======           =====         =========


 Common shares outstanding                                                                                             45,233,255
Net income per common share                                                                                                 $1.17
(1) Includes:
   Depreciation and amortization                                                                                           $2,998
   Amortization of financing costs                                                                                           $673

(2) Company share of Operating Partnership is 89.86%


See accompanying notes to pro forma condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1996
                                 (Unaudited)

(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

(E) Detail of depreciation expense by property is presented as follows:

                                              Basis         Life     Depreciation
                                             --------      ------    ------------
      Perimeter Center                       $287,130      30 yrs       $1,196
                                                                        ======
      Fairfax County Portfolio               $ 69,300      30 yrs       $1,568
      New York Life Portfolio                 135,000      30 yrs        2,806
                                                                        -------
                                                                        $4,374
                                                                        ======

      Rosslyn, Virginia Portfolio              89,145      30 yrs       $2,229
      New England Executive Park Portfolio     67,500      30 yrs        1,688
      245 First Street                         40,500      30 yrs        1,013
      10960 Wilshire Boulevard                119,700      30 yrs        2,992
                                                                        -------
                                                                        $7,921
                                                                        ======

(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                        Principal       Rate        Expense
                        ---------       -----       -------
    JOHN MARSHALL        $21,068        8.38%       $1,197
    E.J. RANDOLPH (1)     18,016        7.44%          909
    NORTHRIDGE            16,306        7.28%          806
                         -------                    ------
                         $55,390                    $2,912
                         =======                    ======

    (1) Paid off by Credit Facility proceeds at closing.

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park Portfolio, 245 First Street and 10960 Wilshire Boulevard for the nine months ended September 30, 1996.

(H) Interest income related to the acquisition of the Rowes Wharf mortgage.

(I) Additional general and administrative expense attributable to acquisitions.

(J) Credit facility activity:

                                                     Draw        Expense
    Source/Use                          Date    (Repayment)     (Savings)
    ----------                          ------   ----------     ----------
    March 1996 offering proceeds        3/4/96   $(21,300)      $(462)


(K) Reflects decrease for minority interest (10.14%) in Operating
    Partnership.

                        BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

                                                                               New York
                                                                                 Life         Fourth
                                         Beacon                                   and         Quarter
                                       Properties   Properties                Fairfax Va.      1996
                                      Corporation    Acquired     Perimeter    Portfolios  Acquisitions   Pro Forma    Pro Forma
                                       Historical   In 1995 (A)  Center (B)       (F)           (H)      Adjustments   Consolidated
                                        -------       ------       -------      -------       -------      -------    -------------
                                                  (dollars in thousands except per share amounts and shares outstanding)

Revenue:
    Rental income                       $71,050       $5,339       $52,117      $30,623       $36,894                 $   196,023
    Management fees                       2,203                                                            $   723(I)       2,926
    Recoveries from tenants               9,742        1,193         2,244        6,308         3,409                      22,896
    Mortgage interest income              2,546                                                              3,027(J)       5,573
    Other income                          5,502           26           862        1,111         2,758                      10,259
                                        -------       ------       -------      -------       -------      -------    -------------
      Total revenue                      91,043        6,558        55,223       38,042        43,061        3,750        237,677
                                        -------       ------       -------      -------       -------      -------    -------------

    Expenses:
    Property expenses                    18,090        1,560        12,376        7,485        12,594                      52,105
    Real estate taxes                    10,217          949         4,107        2,680         4,540                      22,493
    General and administrative            9,755          111         2,116        1,254         2,198          750(K)      16,184
    Mortgage interest expense            15,226                     15,434(C)     4,438(G)                  (1,783)(L)     33,315
    Interest--amortization of
      financing  costs                    1,370                        120(D)                                               1,490
    Depreciation and amortization        17,428        1,047(E)      9,571(E)     6,810(E)     10,562(E)                   45,418
                                        -------       ------       -------      -------       -------      -------    -------------
      Total expenses                     72,086        3,667        43,724       22,667        29,894       (1,033)       171,005
                                        -------       ------       -------      -------       -------      -------    -------------
Income from operations                   18,957        2,891        11,499       15,375        13,167        4,783         66,672
Equity in net income of joint ventures
  and corporations                        3,222        1,338                                                                4,560(1)
                                        -------       ------       -------      -------       -------      -------    -------------
Income before minority interest          22,179        4,229        11,499       15,375        13,167        4,783         71,232
Minority interest in Operating
  Partnership                            (4,119)                                                            (3,102)(M)     (7,221)
                                        -------       ------       -------      -------       -------      -------    -------------
Net income before extraordinary items   $18,060       $4,229       $11,499      $15,375       $13,167      $ 1,681    $    64,011(2)
                                        =======       ======       =======      =======       =======      =======    =============


Common shares outstanding                                                                                              45,233,255
Net income per common share                                                                                             $1.42

(1) Includes:

    Depreciation and amortization                                                                                          $3,895
   Amortization of financing costs                                                                                           $896

(2) Company share of Operating Partnership is 89.86%

See accompanying notes to pro forma condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

(A) Results of operations of properties acquired during 1995 for the period prior to their acquisition:

                                             Wellesley  Westlakes    75-101   2 Oliver Ten Canal
                                             Building 8 Building 2 Federal St. Street    Park    Total
                                                ----      ------     ------    ------   ------   ------
Revenue:
  Rental income                                 $308      $1,010               $2,474   $1,547   $5,339
  Management fees
  Recoveries from tenants                                    425                  112      656    1,193
  Mortgage interest income
  Other income                                                 7                   15        4       26
                                                ----      ------     ------    ------   ------   ------
    Total revenue                                308       1,442          0     2,601    2,207    6,558
                                                ----      ------     ------    ------   ------   ------
Expenses:
  Property expenses                               61         413                  573      513    1,560
  Real estate taxes                               20          89                  505      335      949
  General and administrative                       8          27                   18       58      111
  Mortgage interest expense
  Interest--amortization of financing costs
  Depreciation and amortization                   50         239                  404      354    1,047
                                                ----      ------     ------    ------   ------   ------
    Total expenses                               138         768          0     1,500    1,260    3,666
                                                ----      ------     ------    ------   ------   ------
Income from operations                           170         674          0     1,101      947    2,892
Equity in net income of joint ventures and
  corporations                                                       $1,338                       1,338
                                                ----      ------     ------    ------   ------   ------
Income before minority interest                  170         674      1,338     1,101      947    4,230
Minority interest in Operating Partnership
Net income before extraordinary item            $170      $  674     $1,338    $1,101   $  947   $4,230
                                                ====      ======     ======    ======   ======   ======

(B) Results of operations of Perimeter Center for 1995.

(C) Interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                        BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

(E) Detail of depreciation expense by property is presented as follows:

                                         Basis        Life      Depreciation
                                       --------      ------     ------------

Previously Acquired Properties:
  Wellesley Building 8                 $  4,500      30 yrs       $    50
  Westlakes Building 2                   12,306      30 yrs           239
  2 Oliver Street                        16,174      30 yrs           404
  Ten Canal Park                         10,609      30 yrs           354
                                                                  --------
                                                                  $ 1,047
                                                                  ========
  Perimeter Center                     $287,130      30 yrs       $ 9,571
                                                                  ========
Fairfax County Portfolio               $ 69,300      30 yrs       $ 2,310
New York Life Portfolio                 135,000      30 yrs         4,500
                                                                  --------
                                                                  $ 6,810
                                                                  ========
Rosslyn, Virginia Portfolio              89,145      30 yrs       $ 2,972
New England Executive Park Portfolio     67,500      30 yrs         2,250
245 First Street                         40,500      30 yrs         1,350
10960 Wilshire Boulevard                119,700      30 yrs         3,990
                                                                  --------
                                                                  $10,562
                                                                  ========

(F) Results of operations of the New York Life Portfolio and the Fairfax County Portfolio for 1995.

(G) Fairfax County Portfolio interest expense on debt assumed:

                        Principal       Rate        Expense
    JOHN MARSHALL        $21,068        8.38%       $1,764
    E.J. RANDOLPH (1)     18,016        8.25%        1,486
    NORTHRIDGE            16,306        7.28%        1,187
                         -------                     -----
                         $55,390                    $4,438
                         =======                    ======

    (1) Paid off by Credit Facility proceeds at closing.

(H) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park Portfolio, 245 First Street and 10960 Wilshire Boulevard for 1995.

(I) Management fee from 75-101 Federal Street.

(J) Interest income related to the acquisition of the Rowes Wharf mortgage.

(K) Additional general and administrative expense attributable to acquisitions.

(L) Credit facility activity:

                                                                          Draw          Expenses
    Source/Use                                            Date         (Repayment)     (Savings)
    ----------                                        -----------     -----------     ------------

    Offering proceeds                                 March 20        ($ 58,000)      ($ 1,065)
    Rowes Wharf mortgage                              Various           23,700            780
    Westlakes Building 2                              July 26           13,500            632
    Offering proceeds                                 August 31        (66,500)        (3,652)
    75-101 Federal Street and 2 Oliver Street         September 29      39,000          2,397
    Ten Canal Park                                    December 21       11,000            882
    March 1996 offering proceeds                      Full year        (21,300)        (1,757)
                                                                                      --------
                                                                                      $(1,783)
                                                                                      ========

(M) Reflects decrease for minority interest (10.14%) in Operating
    Partnership.

                        BEACON PROPERTIES CORPORATION

                                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BEACON PROPERTIES CORPORATION

                                            /s/ Robert J. Perriello

                                            Robert J. Perriello,
                                            Senior Vice President,
                                            and Chief Financial Officer

Date: November 14, 1996